Exhibit 99.2
B.T. HOLDINGS, INC. INDEX TO
CONSOLIDATED FINANCIAL STATEMENTS

B.T. HOLDINGS, INC.
Consolidated Balance Sheets
(Dollars in thousands, except per share amounts)

	June 30, 2022	December 31, 2021
Assets	(Unaudited)	(Audited)
Cash and cash equivalents (1)	$113,891	$260,619
Investment securities available for sale	455,764	457,980
Loans, net of allowance for loan credit losses of $14,418 and $17,194 at June 30, 2022, and December 31, 2021, respectively	1,230,893	1,233,669
Loans held for sale	204	609
Premises and equipment, net	28,441	17,704
Other real estate owned	200	200
Restricted equity securities, at cost	5,873	5,873
Accrued interest receivable	8,923	8,320
Goodwill	14,191	14,191
Other assets (1)	13,891	2,890
Total assets	$1,872,271	$2,002,055
Liabilities and Stockholders' Equity
Noninterest-bearing deposits	$384,875	$381,418
Interest-bearing deposits	1,228,968	1,343,289
Total deposits	1,613,843	1,724,707
Securities sold under repurchase agreements	7,535	4,419
Junior subordinated debentures	7,217	7,217
Notes payable	37,650	45,576
Accrued interest payable	793	787
Other liabilities	16,776	3,371
Total liabilities	1,683,814	1,786,077

Stockholders' equity:
Common stock ($1.00 par value; 15,000,000 shares authorized; 12,037,909 and 12,036,777 shares issued at June 30, 2022, and December 31, 2021, respectively, 10,430,813 and 10,429,681 shares outstanding at June 30, 2022, and December 31, 2021, respectively)	12,038	12,037
Additional paid‑in capital	147,598	147,173
Retained earnings (1)	92,760	88,047
Treasury stock, 1,607,096 shares at both June 30, 2022, and December 31, 2021, respectively, at cost	(35,852)	(35,852)
KSOP commitment	(3,288)	(4,058)
Accumulated other comprehensive income	(24,799)	8,631
Total stockholders' equity	188,457	215,978
Total liabilities and stockholders' equity	$1,872,271	$2,002,055
________________________
(1)Assumes BT Holdings expenses of $10.2 million, net of taxes, related to the acquisition were incurred.

B.T. HOLDINGS, INC.
Consolidated Statements of Income
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Interest and dividend income
Interest and fees on loans	$15,166	$14,349	$30,209	$29,213
Interest on investment securities
Investment securities-taxable	615	232	1,180	360
Investment securities-tax-exempt	1,505	1,367	2,926	2,718
Dividend income on restricted equity securities	76	100	154	151
Other	301	64	373	111
Total interest and dividend income	17,663	16,112	34,842	32,553
Interest expense
Interest on deposits	1,508	1,964	2,955	4,294
Interest on promissory notes	459	494	901	984
Interest on junior subordinated debentures	47	33	83	67
Interest on other borrowings	13	130	61	260
Total interest expense	2,027	2,621	4,000	5,605
Net interest income	15,636	13,491	30,842	26,948
Provision for credit losses	—	2,500	400	5,300
Net interest income after provision for credit losses	15,636	10,991	30,442	21,648
Noninterest income
Service charges and fees on deposits	653	614	1,276	1,161
Other income	109	87	242	224
Total noninterest income	762	701	1,518	1,385
Noninterest expense
Salaries and employee benefits	3,604	3,427	7,281	6,770
Occupancy and equipment expenses	957	973	1,913	1,948
Other expenses	2,074	1,801	4,451	3,516
Total noninterest expense	6,635	6,201	13,645	12,234
Income before income tax expense	9,763	5,491	18,315	10,799
Income tax expense	1,819	951	3,396	1,874
Net income	$7,944	$4,540	$14,919	$8,925
Basic earnings per common share	$0.76	$0.44	$1.43	$0.86
Diluted earnings per common share	0.72	0.42	1.36	0.82

B.T. HOLDINGS, INC.
Consolidated Statements of Comprehensive Income
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income	$7,944	$4,540	$14,919	$8,925
Other comprehensive (loss) income, net of tax:
Unrealized holding (losses) gains on available-for-sale securities arising during the period	(16,385)	2,129	(33,430)	(1,640)
Other comprehensive (loss) income, net of tax	(16,385)	2,129	(33,430)	(1,640)
Comprehensive (loss) income	$(8,441)	$6,669	$(18,511)	$7,285

B.T. HOLDINGS, INC.
Consolidated Statements of Changes in Stockholders' Equity
(Unaudited)
(Dollars in thousands, except per share amounts)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Treasury Stock	KSOP Commitment	Accumulated Other Comprehensive Income (loss)	Total Stockholders' Equity
Balance at March 31, 2022	$12,037	$147,389	$95,022	$(35,852)	$(3,439)	$(8,414)	$206,743
Net income	—	—	7,944	—	—	—	7,944
KSOP commitment	—	—	—	—	151	—	151
Exercise of stock options	1	(1)	—	—	—	—	—
Stock based compensation expenses	—	210	—	—	—	—	210
Other comprehensive (loss), net of tax	—	—	—	—	—	(16,385)	(16,385)
Balance at June 30, 2022	$12,038	$147,598	$102,966	$(35,852)	$(3,288)	$(24,799)	$198,663

Balance at March 31, 2021	$11,962	$145,785	$80,197	$(35,852)	$(3,784)	$8,750	$207,058
Net income	—	—	4,540	—	—	—	4,540
KSOP commitment	—	—	—	—	(541)	—	(541)
Exercise of stock options	8	84	—	—	—	—	92
Stock based compensation expenses	—	208	—	—	—	—	208
Other comprehensive income, net of tax	—	—	—	—	—	2,129	2,129
Balance at June 30, 2021	$11,970	$146,077	$84,737	$(35,852)	$(4,325)	$10,879	$213,486

Balance at December 31, 2021	$12,037	$147,173	$88,047	$(35,852)	$(4,058)	$8,631	$215,978
Net income	—	—	14,919	—	—	—	14,919
KSOP commitment	—	—	—	—	770	—	770
Exercise of stock options	1	5	—	—	—	—	6
Stock based compensation expenses	—	420	—	—	—	—	420
Other comprehensive (loss), net of tax	—	—	—	—	—	(33,430)	(33,430)
Balance at June 30, 2022	$12,038	$147,598	$102,966	$(35,852)	$(3,288)	$(24,799)	$198,663

Balance at December 31, 2020	$11,958	$145,530	$75,812	$(34,604)	$(4,368)	$12,519	$206,847
Net income	—	—	8,925	—	—	—	8,925
KSOP commitment	—	—	—	—	43	—	43
Exercise of stock options	12	133	—	—	—	—	145
Purchase of 56,738 shares of treasury stock	—	—	—	(1,248)	—	—	(1,248)
Stock based compensation expenses	—	414	—	—	—	—	414
Other comprehensive (loss), net of tax	—	—	—	—	—	(1,640)	(1,640)
Balance at June 30, 2021	$11,970	$146,077	$84,737	$(35,852)	$(4,325)	$10,879	$213,486

B.T. HOLDINGS, INC.
Consolidated Statements of Cash Flows
(Dollars in thousands)

	Six Months Ended June 30,
Cash flows from operating activities:	2022	2021
Net income	$14,919	$8,925
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	685	736
Net loss on disposals of premises and equipment	—	(31)
Provision for credit losses	400	5,300
Net amortization on securities	2,957	1,968
Stock-based compensation expense	420	414
Originations of mortgage loans held for sale	(99,503)	(99,400)
Proceeds from sale of loans	99,809	98,287
Net gains included in earnings, from loans held for sale	99	416
(Increase)/decrease in other assets	(365)	(824)
Decrease/(increase) in federal income tax receivable	643	(979)
(Increase)/decrease in accrued interest receivable	(603)	(652)
Decrease/(increase) in accrued interest payable	6	(250)
Increase in other liabilities	2,053	4,107
Net cash provided by operating activities	21,520	18,017
Cash flows from investing activities:
Acquisition of premises and equipment	(68)	(69)
Proceeds from sales of premises and equipment	—	36
Purchases of investment securities available for sale	(2,049,003)	(3,967,627)
Proceeds from sales, maturities, calls and pay downs of securities available for sale	2,005,946	3,994,450
Net decrease/(increase) in loans	2,376	(30,085)
Net cash used in investing activities	(40,749)	(3,295)
Cash flows from financing activities:
Net increase in non-interest bearing deposits	$3,457	$7,398
Net (decrease) in interest-bearing deposits	(114,321)	(33,433)
Net increase in securities sold under agreements to repurchase	3,116	(1,735)
Repayments of KSOP note payable	(383)	(196)
Change in KSOP commitment	770	43
Repayments of other notes payable	(4,994)	—
Proceeds from exercise of stock options	6	145
Retirement of subordinated promissory notes	(2,550)	(25)
Purchase of treasury stock	—	(1,248)
Net cash used in financing activities	(114,899)	(29,051)
Net decrease in cash and cash equivalents	(134,128)	(14,329)
Cash and cash equivalents at beginning of period	260,619	282,499
Cash and cash equivalents at end of period (1)	$126,491	$268,170

Interest paid	$4,000	$5,605
Income taxes paid	2,752	2,853
________________________
(1)Cash and cash equivalents at June 30, 2022, is shown gross of BT Holdings expense of $12.6 million related to the acquisition. Cash and cash equivalents at June 30, 2022, net of BT Holdings acquisition expenses, was $113.9 million.